UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2023

HERITAGE-CRYSTAL CLEAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33987	26-0351454
(State or other jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2000 Center Drive, Suite East C300, Hoffman Estates, IL 60192
 (Address of Principal Executive Offices) (Zip Code)

(847) 836-5670
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	HCCI	NASDAQ Global Select Market

ITEM 5.07 Submission of Matters to a Vote of Security Holders
On June 13, 2023, Heritage-Crystal Clean, Inc. (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”), pursuant to notice duly given. The proposal to ratify the appointment of Grant Thornton LLP was a routine matter and, therefore, there were no broker non-votes relating to that matter. The results of the voting for each of these proposals were as follows:

1. To elect two directors to serve as Class III Board Members for terms of three (3) years.

Election of Class I Directors	For	Withheld	Broker Non-Votes
Robert Willmschen	11,858,248	9,680,353	1,414,183
Bruce Bruckmann	11,550,302	9,988,299	1,414,183

Each director nominee was duly elected to serve until the Annual Meeting of Stockholders in 2026 or until the director's successor has been duly elected and qualified, or until the earlier of the director's death, resignation, or retirement.

2. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

For	Against	Abstain
22,250,581	699,930	2,273

Shareholders ratified the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for fiscal year ending December 31, 2023.

3. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 26,000,000 to 36,000,000.

For	Against	Abstain
21,958,148	964,111	30,525

Approximately 90% of the outstanding shares of Common Stock represented and entitled to vote have voted for said amendment, which met the threshold required under the Company’s Amended and Restated Bylaws.

4. Approval on an advisory basis of the named executive officer compensation for fiscal 2022.

For	Against	Abstain	Broker Non-votes
12,449,532	9,056,949	32,120	1,414,183

Shareholders approved named executive officer compensation for the fiscal year ending December 31, 2022.

5. To consider and act upon an advisory shareholder vote on the frequency at which the Company should include an advisory vote regarding the compensation of the Company's named executive officers in its proxy statement; and

1 Year	2 Year	3 Year	Abstain
20,404,900	33,160	1,096,930	3,611

The frequency of future shareholder advisory votes for approval of the Named Executive Officers compensation, a plurality of the votes cast at the meeting in person or by proxy have voted for “one year” with respect to said frequency.

6. To consider and transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

For	Against	Abstain	Broker Non-votes
9,860,618	11,661,768	16,215	1,414,183

Shareholders did not approve to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE-CRYSTAL CLEAN, INC.

Date: June 16, 2023	By: /s/ Mark DeVita Title: Executive Vice President & Chief Financial Officer